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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          CURRENT REPORT ON FORM 8-K/A
                                (Amendment No. 1)

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 7, 2000



               Commission file Number         333-49429-01

                        PRESTOLITE ELECTRIC HOLDING, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                        94-3142033
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(State or other jurisdiction of                             (I.R.S. Employer
incorporation or organization)                            Identification Number)

2100 Commonwealth Blvd., Ste 300, Ann Arbor, Michigan              48105
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(Address of principal executive offices)                         (Zip Code)

                                 (734) 913-6600
                                ----------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
  (Former name, address, and former fiscal year, if changed since last report)





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Item 2.  Acquisition or Disposition of Assets

         On August 7, 2000, Prestolite Electric Holding Inc., a Delaware corporation (the "Company"), consummated the sale to AMETEK, Inc., also a Delaware corporation, of substantially all of the assets associated with three of the Company's product lines: switches, direct current motors and battery chargers. The total sales price was $62.2 million, less certain receivables and subject to certain adjustments described in the Asset Purchase Agreement dated August 4, 2000, relating to the transactions, a copy of which is included as an exhibit to this Form 8-K. Under the Asset Purchase Agreement, the purchase price is subject to adjustment for changes in net operating assets from a target amount and for sales to a key customer. Management estimates that the downward adjustment for changes in net operating assets will not exceed $3 million. Under the Asset Purchase Agreement, the downward adjustment for sales to the key customer cannot exceed $3.5 million. The price was determined on the basis of "arms-length" negotiations between the unrelated parties.

Item 7.     Exhibits.

            2.1 Asset Purchase Agreement, dated August 4, 2000, by and among Prestolite Electric Holding, Inc and AMETEK, Inc. Certain information has been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 as promulgated under the Securities Exchange Act of 1934.

            2.2   Transition Agreement dated August 4, 2000.

            7.1 Pro forma statements of operations for the six months ended July 1, 2000 and July 3, 1999, and for the years ended December 31, 1999, 1998, and 1997.

            7.2   Pro forma balance sheet dated July 1, 2000.

The foregoing exhibits were filed with the initial filing of this current report and are hereby incorporated by reference to such initial filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Date:    December 13, 2000                   By:  /s/ Kenneth C. Cornelius
                                                  ------------------------
                                                  Kenneth C. Cornelius
                                                  Senior Vice President and
                                                  Chief Financial Officer
                                                  (principal financial and
                                                  accounting officer)